UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

BUBBLR, INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 West 46th Street.

New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (647) 814-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 7, 2024, our Company received a letter from the U.S. Securities and Exchange Commission (“Commission”) advising us that our auditor, BF Borgers CPA PC (“Former Accountant”), had been suspended from appearing or practicing before the Commission as an accountant pursuant to Rule 102(e) of the Commission’s Rules of Practice.

Accordingly, on May 8, 2024, we terminated our engagement of the Former Accountant, who is no longer our auditor.

We have already commenced our search for a new auditor.

The Former Accountant’s audit report for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 contained an uncertainty about the Company’s ability to continue as a going concern.

For the years ended December 31, 2023 and 2022, and through the interim period ended March 31, 2024, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their reports on the financial statements for such periods.

For the fiscal years ended December 31, 2023 and 2022, and through the interim period ended May 7, 2024, there were the following “reportable events” ( as such term is defined in Item 304 of Regulation S-K) . As disclosed in Part II, Item 9A of the Company’s Form 10-K for the fiscal year ended December 31, 2023, the Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of such period.

The Company’s internal controls have not been remediated as of the date of this Current Report on Form 8-K.

Other than as disclosed above, there were no reportable events for the years ended December 31, 2023 and 2022, and through the interim period ended May 7, 2024. Our Board of Directors discussed the subject matter of each reportable event with the Former Accountant. We will authorize the Former Accountant to respond fully and without limitation to all requests of the new accountant, once the accountant is identified and engaged (“New Accountant”), concerning all matters related to the audited period by the Former Accountant, including with respect to the subject matter of each reportable event.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2024

BUBBLR, INC.

By:	/s/ Timothy Burks
Timothy Burks
Chief Executive Officer